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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2004
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                            AMB FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-23182                 35-1905382
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(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                     Indentification No. )


8230 Hohman Avenue, Munster, Indiana                         46321
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (219) 836-5870
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                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Exhibits.

    The following Exhibit is attached as part of this report:

99.1     Press Release of AMB Financial Corporation dated July 28, 2004




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2004, AMB Financial Corporation issued a press release relating to its earnings for the quarter ended June 30, 2004 and announcing a cash dividend. The press release is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    AMB FINANCIAL CORPORATION



DATE: July 29, 2004                 By: /s/ Clement B. Knapp, Jr.
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                                        Clement B. Knapp, Jr.
                                        President and Chief Executive Officer



DATE: July 29, 2004                 By: /s/ Daniel T. Poludniak
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                                        Daniel T. Poludniak, Vice President
                                        Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX

 Exhibit No.      Description
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    99.1          Press Release of AMB Financial Corporation dated July 28, 2004